SITC 2021 Investor Conference Call & Webcast NASDAQ: STTK November 12, 2021

Forward-Looking Statements 2 This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on our estimates and assumptions. All statements, other than statements of historical facts included in this presentation, including statements concerning our plans, objectives, goals, strategies, future events, plans or intentions relating to products and markets, the safety, efficacy and clinical benefits of our product candidates, the anticipated timing of our planned clinical trials, including initiation of additional cohorts, the anticipated timing for data, the association of preclinical data with potential clinical benefit, the timing of anticipated milestones, plans and objectives of management for future operations and future results of anticipated product development efforts, the timing of expected announcements, and our liquidity and capital resources and business trends are all forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation, in addition to those risks and uncertainties, such as the effects from the COVID-19 pandemic on our clinical trial activities, the uncertainties inherent in the clinical drug development process, such as the regulatory approval process, the timing of our regulatory filings, the potential for substantial delays, and the risk that earlier study results may not be predictive of future study results, manufacturing risks, and competition from other therapies or products, described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K (File No. 001-39593) for the fiscal year ended December 31, 2020 and elsewhere in such filing and in our other periodic reports and subsequent disclosure documents filed with the U.S. Securities and Exchange Commission. We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts, and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We have no intention to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. We obtained the data used throughout this presentation from our own internal estimates and research, as well as from research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released and our own internal research and experience, and are based on assumptions made by us based on such data and our knowledge, which we believe to be reasonable. In addition, while we believe the data included in this presentation is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. This presentation concerns a discussion of investigational drugs that are under preclinical and/or clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated.

SITC 2021 Investor Conference Call and Webcast Agenda 3 Introduction Conor Richardson – Sr. Director, Finance & Investor Relations ARC Platform Overview Taylor Schreiber, M.D., Ph.D. – Chief Executive Officer Review of SL-172154 Clinical Data Lini Pandite, MBChB, M.B.A. – Chief Medical Officer Review of SL-279252 Clinical Data Lini Pandite, MBChB, M.B.A. – Chief Medical Officer Corporate and Strategic Priorities Andrew Neill, M.B.A. – Chief Financial Officer ARC Platform Learnings Taylor Schreiber, M.D., Ph.D. – Chief Executive Officer Q&A Shattuck Management

4 Taylor Schreiber, M.D., Ph.D. Chief Executive Officer

ARC Platform Technology Designed to Simultaneously Block Immune Checkpoints and Activate TNF Receptors 5 6 TNF Receptor Binding Domains (two sets of TNF ligand trimers) 6 Checkpoint Binding Domains ARC Platform Structure and Advantages ✓ Checkpoint Inhibition Removes the “brakes" from the immune system ✓ TNF Superfamily Agonism Trimerized ligands activate trimeric TNF receptors ✓ Colocalization of Multiple Mechanisms Within a single therapeutic Proprietary Engineered Fc Domain

Current Antibody Therapy Approaches Have Limitations

Bivalent Antibodies Cannot Efficiently Activate Trimeric Receptors

A.


TNF RECEPTORS
(TRIMER)
T CELL

B.


ANTIBODY
(BIVALENT BINDING)
TNF RECEPTOR
(DIMER)

C.


ARC COMPOUND
2 SETS OF TRIMERS

TNF receptors require trimerization for effective activation, and hexamers signal even more effectively than trimers†

Bivalent antibodies cannot bring together TNF receptors to form a trimer due to a structural mismatch

ARCs contain two preformed TNF ligand trimers, which match the requisite structure to efficiently activate TNF receptor signaling

6

† Vanamee E et al., Science Signaling, Jan 2018

SHATTUCK LABS

Shattuck's Development Pipeline

Deep Pipeline of Scientifically Validated and Novel Targets

PLATFORM	PROGRAM	DOMAINS: DOMAIN 1	DOMAINS: DOMAIN 2	INDICATIONS	STAGE OF DEVELOPMENT: DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
CLINICAL-STAGE PIPELINE									
ARC	SL-172154	SIRPα	CD40L	Ovarian Cancer (1)					
				CSCC and HNSCC					
				AML and HR-MDS					
	SL-279252	PD-1	OX40L	Advanced Solid Tumors (2) and Lymphoma					
SELECT PRECLINICAL-STAGE PIPELINE									
ARC	SL-9258	TIGIT	LIGHT	Oncology (3)					
	SL-279137	PD-1	4-1BBL	Oncology					
	Multiple	Undisclosed		Oncology and Autoimmune					
GADLEN	Multiple	γδ TCR	Tumor Antigen	Oncology					

SITC Abstract Titles:

(1) Phase 1 Dose Escalation Study of the Agonist Redirected Checkpoint SL-172154 (SIRPα-Fc-CD40L) in Subjects with Platinum-Resistant Ovarian Cancer (Abstract #459)

(2) Phase 1 Dose Escalation and Dose Expansion Study of an Agonist Redirected Checkpoint (ARC) Fusion Protein, SL-279252 (PD1-Fc-OX40L), in Subjects with Advanced Solid Tumors or Lymphomas (Abstract #494)

(3) LIGHT (TNFSF14) Co-stimulation Enhances Myeloid Cell Activation and Anti-tumor Immunity in the Setting of PD-1 and TIGIT Checkpoint Blockade (Abstract #585)

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SHATTUCK LABS

SITC Clinical Data Overview

Key Highlights

SL-172154 (SIRPα-Fc-CD40L)

High Target Engagement
High CD47 target occupancy and CD40 target engagement

Potent Immune Activation
Dose-dependent CD40 activation

Favorable Safety Profile
No MTD reached to date, continuing dose escalation to 10 mg/kg

SL-279252 (PD1-Fc-OX40L)

Anti-Tumor Activity
Response rate consistent with PD1 experienced patient population †

On-Target TNF Activation
Dose-dependent OX40 activation

Favorable Safety Profile
No MTD reached to date, continuing dose escalation to 12 mg/kg

ARC Platform Validation

Active Clinical Compounds
Initial anti-tumor activity and unique pharmacodynamic effects

Unlocking TNF Receptor Biology
No DLTs to date at doses which achieve high target binding to both CD40 and OX40, with no evidence of bell-shaped dose-response curve

Intratumoral Immune Effects
Intravenous dosing of ARCs has led to activation of local immune response within tumor microenvironment

† Katayama et al., Journal of Clinical Medicine, 2018

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SHATTUCK LABS

9 Lini Pandite, MBChB, M.B.A. Chief Medical Officer

Phase 1 Dose Escalation Study of the Agonist Redirected Checkpoint SL-172154 (SIRPα-Fc-CD40L) in Subjects with Platinum-Resistant Ovarian Cancer SL-172154 (SIRPα-Fc-CD40L) ABSTRACT #459 10

SL-172154: Novel CD47 Inhibitor + CD40 Agonist Rationally Designed to Maximize the Benefits of CD47 Blockade SL-172154 (SIRPα-Fc-CD40L) Highly Differentiated CD47 Inhibitor Dual Mechanism of Action Unique Activator of CD40 Pathway 6 SIRPα Binding Domains Blocks “Don’t Eat Me” CD47 Macrophage Checkpoint Inert IgG4 Fc 2 CD40L Trimers Provides CD40 Stimulation to Antigen Presenting Cells 11

SL-172154: Phase 1A in Ovarian Cancer

Trial Design and Objectives

Dose Escalation per Modified Toxicity Probability Interval (mTPI-2) Design (N=15)



DL5
DL4
DL3
DL2
DL1
10.0 mg/kg
3.0 mg/kg
n = 3
1.0 mg/kg
n = 3
0.3 mg/kg
n = 3
0.3 mg/kg
n = 3
0.1 mg/kg
n = 3
Schedule 1 (D1, D8, D15) then every two weeks (Q2W); cycle length = 28d
Schedule 2 once weekly (QW); cycle length = 28d

Study Objectives: Evaluate the safety, identify a dose and schedule, and characterize the PK, immunogenicity, PD, and anti-tumor activity of SL-172154

Key Inclusion Criteria

- Locally advanced or metastatic ovarian cancer, primary peritoneal cancer or fallopian tube cancer
- Refractory to existing therapy(ies) and ineligible for further platinum therapy; subjects with homologous recombination deficiency positive disease must have received prior PARPi with or without bevacizumab
- Age 18 years or older
- ECOG performance status of 0 or 1
- Measurable disease per RECIST v1.1

Lakhani et al., SITC, 2021
Data cut off: September 15, 2021

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SL-172154: Baseline Characteristics and Disposition Heavily Pre-Treated Patient Population Tumor Characteristics (All Treated) Total number of subjects N = 15 Tumor characteristics (all treated) n (%) Cancer type Ovarian cancer 9 (60) Primary peritoneal cancer 4 (27) Fallopian tube cancer 2 (13) FIGO stage Stage III 6 (40) Stage IV 9 (60) Grade High grade 11 (73) Grade 3 1 (7) Unknown 3 (20) Histologic classification Serous carcinoma 11 (73) Adenocarcinoma 2 (13) Serous adenocarcinoma 2 (13) FIGO = International Federation of Gynecology and Obstetrics • Age: 67 (median), 33-79 (range) • Prior lines of systemic therapy: 5 (median), 2-7 (range) 13 Lakhani et al., SITC, 2021 Data cut off: September 15, 2021

SL-172154: Summary of Safety in All Treated Subjects Favorable Safety Profile Treatment-Related AEs in ≥ 2 Subjects Total number of subjects N = 15 Treatment-related AEs (any grade) n (%) Any 14 (93%) IRR 8 (53%) Fatigue 7 (47%) Nausea 4 (27%) Decreased appetite 3 (20%) Chills 2 (13%) Diarrhea 2 (13%) Dyspnea 2 (13%) 17 IRR events in 8 subjects (53%) • 14 IRRs were G2 in severity and 2 IRRs were G1 in severity • 1 IRR event was G3 and deemed secondary to iron infusion • IRRs were manageable with pre-medications and did not prevent completion of infusion or lead to discontinuation of SL-172154 14 Infusion Related Reactions (IRR) ➔ No dose-limiting toxicities ➔ No ≥ G3 treatment-related AEs Lakhani et al., SITC, 2021 Data cut off: September 15, 2021

Distinct Profile of TNFα and Interleukin-6 (IL-6) Relative to CD40 mAbs



TNFα
A.
CP-870,893 †
(CD40 mAb)
Baseline
1 hour after infusion of CP-870, 893
TNF-α (pg/mL)
800
600
400
200
0
1017 1019 1020 1021 1023 1011 1026 2021
Patient No.
0.2 mg/kg
0.3 mg/kg
SL-172154
Predose
2 hours
Median TNF-α (pg/mL)
800
600
400
200
0
0.1 mg/kg 0.3 mg/kg 1.0 mg/kg 3.0 mg/kg
Dose



IL-6
B.
CP-870,893†
(CD40 mAb)
Baseline
1 hour after infusion of CP-870, 893
IL-6 (pg/mL)
300
250
200
150
100
5
0
1017 1019 1020 1021 1023 1011 1026 2021
Patient No.
0.2 mg/kg
0.3 mg/kg
SL-172154
Predose
2 hours
Median IL-6 (pg/mL)
300
250
200
150
100
50
0
0.1 mg/kg 0.3 mg/kg 1.0 mg/kg 3.0 mg/kg
Dose

➔ DLTs attributed to CRS have limited dose escalation of CD40 agonist mAbs

➔ No notable increases in TNFα and IL-6 have been observed with SL-172154

➔ SL-172154 is currently dosing at 10X the dose of CP-870,893

† Vonderheide et al., Journal of Oncology, 2007

Data cut off: October 6, 2021

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High CD47 Target Occupancy of SL-172154 Preferentially Binds CD47 on Leukocytes Compared to RBCs 16 SL-172154 WBC Binding (%) on C1D1 SL-172154 RBC Binding (%) on C1D1 Dose (mg/kg) 0.1 0.3 1.0 3.0 0.1 0.3 1.0 3.0 Dose (mg/kg) ➔SL-172154 approaches near full occupancy on leukocytes with increasing dose ➔Minimal binding to RBCs observed Median Subject Lakhani et al., SITC, 2021 Data cut off: October 6, 2021

C1D1 Pre C1D1 1H C1D1 24H C1D15 Pre C1D15 1H C1D15 24H C2D1 Pre C2D1 1H C2D1 24H Evidence of CD40 Activation SL-172154 Stimulates Dose-Dependent B Cell Margination and Activation 17 Median B Cells (%) by Dose Level Median Fold Change on C1D1 ➔ Dose-dependent margination of CD40+ B cells and monocytes observed following each weekly dose ➔ SL-172154 doses ≥ 1 mg/kg associated with ~2-fold increased expression of activation markers 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5 CD86+ B cells CD95+ B cells Dose level 1 – 0.1 mg/kg Dose level 2 – 0.3 mg/kg Dose level 3 – 1.0 mg/kg Dose level 4 – 3.0 mg/kg CD40 Margination (%) 0.1 0.3 1.0 3.0 Dose (mg/kg) Dose level 1 – 0.1 mg/kg Dose level 2 – 0.3 mg/kg Dose level 3 – 1.0 mg/kg Dose level 4 – 3.0 mg/kg 100 80 60 40 20 0 Median Subject A. B. C. Lakhani et al., SITC, 2021 Data cut off: October 6, 2021

SL-172154 Stimulates Dose-Dependent and Reproducible Increases in Serum Interleukin-12 (IL-12) 18 C1D1 Pre C1D1 2H C1D1 24H C1D15 Pre C1D15 2H C1D15 24H C2D1 Pre C2D1 2H C2D1 24H IL-12 Level (pg/mL) Upon Repeat Dosing IL-12 Fold Change From Predose to 2 Hours on C1D1 Dose level 1 – 0.1 mg/kg Dose level 2 – 0.3 mg/kg Dose level 3 – 1.0 mg/kg Dose level 4 – 3.0 mg/kg ➔ IL-12 response post-infusion occurs with repeated dosing ➔ IL-12 is a mediator of TH1 effector cytokine responses ➔ Fold increases in IL-12 by dose level 4500 4000 3500 3000 2500 2000 1500 1000 500 0 A. B. Median Subject Lakhani et al., SITC, 2021 Data cut off: October 6, 2021

SL-172154 Induces Innate Immune Response in TME Individual Case Study: Patient A 19 CD68+ Pre-treatment Post-treatment 250 200 150 100 50 0 % C D 4 0 + I m m u n e C e lls H -S c o re 10 8 6 4 2 0 MHCI MHCII CD40 Pre-treatment On-treatment ➔SL-172154 increases CD68+ macrophages and upregulates activation markers, CD40 and MHC Class II in TME TME = tumor microenvironment 300 350

SL-172154 Induces Adaptive Immune Response in TME Individual Case Study: Patient A 20 Pre-treatment On-treatment 5 4 3 2 1 0 TPS CPS CD8+ GZMB CD68+ Ki67 Pre-treatment Post-treatment ➔SL-172154 increases cytotoxic CD8+ T cells in TME ➔ Induction of PD-L1 on immune cells is a consequence of CD8+ T cell activation TPS = tumor proportion score CPS = combined positive score P D -L 1 ( % )

SL-172154: Best Overall Response Dose Escalation Continues ➔ Best response among 14 subjects with post-baseline scan • SD, n=4 • PD, n=9 • NE, n=1 All Treated Subjects Sch 1:Dose level 1 – 0.1 mg/kg Sch 1:Dose level 2 – 0.3 mg/kg Sch 2:Dose level 2 – 0.3 mg/kg Sch 2:Dose level 3 – 1.0 mg/kg Sch 2:Dose level 4 – 3.0 mg/kg Weeks from First Dose iUPD = unconfirmed progressive disease (iRECIST) NE = non-evaluable PD = progressive disease SD = stable disease of ≥ 8 weeks 0 5 10 15 20 25 30 35 40 Lakhani et al., SITC, 2021 Data updated on October 7, 2021 ➔ 1 subject (3 mg/kg, Schedule 2) had not completed the first on- treatment disease assessment at week 8 21

SL-172154: Ovarian Dose Escalation CD47 Inhibition Combined with Potential Best-In-Class CD40 Agonist 22 Key Takeaways High Target Engagement ✓ High target occupancy on CD47; preferential binding to leukocytes ✓ High target engagement on CD40+ leukocytes Active PD Profile ✓ Binding to CD40+ B cells and monocytes led to rapid activation and margination post infusion ✓ Cyclical increases in innate and adaptive serum cytokines with CD40 receptor engagement and activation ✓ No evidence of a bell-shaped dose response curve to date ✓ Evidence of innate and adaptive immune response in the TME ✓ On-target PD activity has not plateaued Unique Safety Profile ✓ No DLTs reached to date through 3 mg/kg; continuing to dose escalate to 10 mg/kg ✓ No evidence of CRS or pneumonitis ✓ No notable increases in IL-6 or TNFα

Ovarian cancer [+ liposomal doxorubicin] AML [+ azacitidine + venetoclax] HR-MDS [+ azacitidine] TP53 mutant AML [+ azacitidine] Evaluating other combinations in solid tumors 23 Overall Clinical Development Strategy for SL-172154 Rapidly Expanding Strategy in 2022 PHASE 1A Monotherapy Ovarian Trial Development Programs in 2022 and Beyond SL-172154 IV Dose Level (DL) DL1 - 0.1 mg/kg DL2 - 0.3 mg/kg DL3 – 1.0 mg/kg DL4 – 3.0 mg/kg DL5 – 10.0 mg/kg

Phase 1 Dose Escalation and Dose Expansion Study of an Agonist Redirected Checkpoint (ARC) Fusion Protein, SL-279252 (PD1-Fc-OX40L), in Subjects with Advanced Solid Tumors or Lymphomas SL-279252 (PD1-Fc-OX40L) 24 ABSTRACT #494

SL-279252 (PD1-Fc-OX40L) 2 OX40L Trimers Costimulation to OX40+ T Cells SL-279252: Novel PD-1 Inhibitor + OX40 Agonist Rationally Designed to Increase Clinical Responses to PD-1 Blockade 6 PD-1 Receptor Domains Blocks PD-1/PD-L1 Pathway Inert IgG4 Fc Shattuck’s First Product Candidate Significant Platform Risks Discharged Dual Mechanism of Action 25

SL-279252: Study Design and Objectives

Dose Escalation per Keyboard Design (N=43)



DL11
DL10
DL9
DL8
DL7
DL6
DL5
DL4
DL3
DL2
DL1
12.0 mg/kg enrolling
6.0 mg/kg n = 4
3.0 mg/kg n = 6
1.0 mg/kg n = 6
0.3 mg/kg n = 4
0.1 mg/kg n = 3
0.03 mg/kg n = 2
0.01 mg/kg n = 1
0.003 mg/kg n = 2
0.001 mg/kg n = 1
0.0001 mg/kg n = 1
3.0 mg/kg n = 3
1.0 mg/kg n = 6
0.3 mg/kg n = 4

❖ Eligible subjects must have PD-L1 tumor expression ≥ 1% according to tumor proportion score (TPS) and/or combined proportion score (CPS).

- Schedule 1 (D1, D8, D15) Q2W; cycle length = 28d
- Schedule 2 QW; cycle length = 28d

Study Objectives: Evaluate the safety, identify a dose and schedule, and characterize the PK, immunogenicity, PD, and anti-tumor activity of SL-279252

Key Inclusion Criteria

- Locally advanced or metastatic solid tumors or lymphomas including: melanoma, non-small cell lung cancer (NSCLC; squamous, adenocarcinoma or adeno-squamous), urothelial carcinoma, head and neck squamous cell carcinoma (SCC), cervix SCC, gastric or gastro-esophageal junction adenocarcinoma, SCC of the anus, cutaneous SCC, renal cell carcinoma, Hodgkin's lymphoma, diffuse large B-cell lymphoma, microsatellite instability-high (MSI-H) or mismatch repair deficient (MMRD) solid tumors
- Must have received all standard of care options
- Age 18 years or older
- ECOG performance status of 0 or 1
- Measurable disease as defined by iRECIST (solid tumors) or RECIL 2017 (lymphoma)

Johnson et al., SITC, 2021
Data cut off: June 11, 2021

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SHATTUCK LABS

SL-279252: Study Population and Tumor Characteristics Tumor Characteristics (All Treated Subjects) Total (N = 43) Cancer Type, n (%) Ocular Melanoma 7 (16) Adeno NSCLC 6 (14) Gastric Adenocarcinoma 5 (12) Renal Cell Cancer 4 (9) SCC of Head and Neck 4 (9) Squamous Cell Cervical 3 (7) MSI-H or MMRD Solid Tumors* 3 (7) Mucocutaneous Melanoma† 2 (5) Urothelial Cancer 2 (5) Gastro-esophageal Junction 2 (5) Esophageal Adenocarcinoma 1 (2) Diffuse Large B cell lymphoma 1 (2) SCC of the Skin 1 (2) SCC of the Anus 1 (2) Squamous NSCLC 1 (2) * Endometrial, upper gastrointestinal track, and ileum and appendix • Age: 64 (median), 31-82 (range) • 56% male • Prior lines of systemic therapy: 3 (median), 0-5 (range) • 58% checkpoint inhibitor experienced 27 Johnson et al., SITC, 2021 Data cut off: June 11, 2021 † Mucosal melanoma of the vulvar (n=1) and cutaneous melanoma of the toe (=1)

SL-279252: Summary of Safety in All Treated Subjects All Causality AEs in >10% of Subjects Total number of subjects N = 43 All causality AEs (any grade) n (%) Any AE 40 (93) Constipation 11 (26) Back pain 8 (19) Anemia 7 (16) Decreased appetite 7 (16) Abdominal pain 6 (14) Cough 6 (14) Fatigue 6 (14) Insomnia 6 (14) Nausea 6 (14) Diarrhea 5 (12) Rash maculo-papular 5 (12) ➔ No dose-limiting toxicities ➔ Most common TRAEs were maculo-papular rash (n =4; 9%), infusion-related reaction (IRR; n=3; 7%), asthenia, constipation, decreased appetite, fatigue, hypothyroidism, night sweats and pruritis (remainder were n=2; 5%) ➔ G3 TRAEs were neutropenia (2%) and hypercalcemia (2%); each occurred in 1 subject ➔ No G4/5 TRAEs occurred ➔ IRRs occurred in 3 subjects (7%), were manageable and did not prevent completion of dosing or lead to discontinuation 28 Johnson et al., SITC, 2021 Data cut off: June 11, 2021

SL-279252: Pharmacokinetics LLOQ = Lower limit of quantitation Cycle 1 Day 1 Cycle 1 Day 15 29 ➔ Cmax and AUC increase with increasing dose up to 6 mg/kg ➔ A trend towards non-linear increase in exposure is apparent for AUC and reflected by a decrease in CL with increasing dose ➔ Preliminary observations suggest saturation of target mediated drug disposition Johnson et al., SITC, 2021 Data cut off: June 11, 2021

SL-279252: Maximal OX40 Receptor Engagement by Dose



Day 1 Marginators
%Maximal margination on Day 1
EOI Concentration [SL-279252] ng/ml
Day 29 Marginators
%Maximal margination on Day 29
EOI Concentration [SL-279252] ng/ml
Dose Level
0.0001 mg/kg
0.001 mg/kg
0.003 mg/kg
0.01 mg/kg
0.03 mg/kg
0.1 mg/kg
0.3 mg/kg
1.0 mg/kg
3.0 mg/kg
6.0 mg/kg

➔ Dose-dependent binding and margination of CD4+OX40+ T cells observed through 6 mg/kg

➔ PD effect was observed following each dose of SL-279252 and has not yet plateaued

➔ PD effects of OX40 binding may continue to increase at 12 mg/kg DL

Gonzalez et al., SITC, 2021
EOI = end of infusion

30

SHATTUCK LABS

SL-279252: Dose Dependent Increases in CD8+ T cells 31 e t ect e ce s 1 15 5 1 1 1 S 27 252 EOI Concentration (ng/m Dose mg/kg 1 1 3 1 3 1 3 1 3 e t e t e ce s 1 5 1 1 1 Dose mg/kg 1 1 3 1 3 1 3 1 3 S 27 252 EOI Concentration (ng/m CM = central memory EM = effector memory % △ from BL= percent change from baseline ➔ 5-10X increases in proliferating and total CD8 CM and EM T cells at doses ≥ 1 mg/kg in some subjects ➔ No significant trends in cytokine or chemokine changes observed K i6 7 C D 8 E M c e lls % △ fr o m b a s e lin e K i6 7 C D 8 C M c e lls % △ fr o m b a s e lin e 500 0 10 1000 100000 SL-279252 EOI Concentration (ng/mL) 10 1000 100000 SL-279252 EOI Concentration (ng/mL) Dose mg/kg 0.0001 0.001 0.003 0.01 0.03 0.1 0.3 1 3 6 Proliferating CD8+ Central Memory T Cells Proliferating CD8+ Effector Memory T Cells 500 0 1000 1000

SL-279252: Increases CD8+/GZMB/Nkp46 in MSI-H CRC

Individual Case Study: Patient B



CD8+
CD8+GZMB
NK cell
Baseline
On Treatment

- SL-279252 causes local changes within the TME
- Increases in proliferating and granzyme-B expressing lymphocytes
- Similar increases observed in multiple treated subjects

Johnson et al., SITC, 2021
CRC = colorectal cancer
NK = natural killer

32

SL-279252: Percentage Change in Target Tumor Size from Baseline iCPD = confirmed progressive disease per iRECIST iPR = partial response per iRECIST iSD = stable disease per IRECIST iUPD = unconfirmed progressive disease per iRECIST NE = non-evaluable PD = progressive disease per RECIL 2017 = ongoing subjects, updated post SITC data cut offDose level 33 Maximum Change from Baseline % NE iSD iCPD iPR iUPD PD Best Response Lev 1 – 0.0001 Lev 2 – 0.001 Lev 3 – 0.003 Lev 4 – 0.01 Lev 5 – 0.03 Lev 6 – 0.1 Lev 7 – 0.3 Lev 8 – 1.0 Lev 9 – 3.0 Lev 10 – 6.0 Treatment (mg/kg) ➔ Best response was 1 confirmed iPR (ocular melanoma, 4 prior systemic regimens, CPI-experienced) in subject who remained on treatment for >1 year ➔ iSD in 12 subjects • 1 unconfirmed iPR in a CPI- experienced subject with vulvar melanoma • iSD for > 24 weeks occurred in 5/12 subjects (4 had received prior CPI therapy targeting PD- 1, PD-L1, or CTLA-4) Johnson et al., SITC, 2021 Data updated on October 20, 2021

34 SL-279252: Dosing in Context with Traditional mAbs Current Dose Level Supports Continued Dose Escalation ➔ PD-L1 inhibitors historically dosed higher than PD-1 inhibitors, due to the more abundant expression of PD-L1 ➔ Early anti-tumor activity and escalating PD activity of SL-279252 supports continuing dose exploration up to doses equivalent to those used for approved PD-L1 inhibitors 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 20.0 D o s e L e v e l (m g /k g ) SL-279252 SITC data at 6 mg/kg SL-279252 enrolling at 12 mg/kg Approved anti-PD-L1 mAbs

Safety Profile ✓ Well tolerated in heavily pretreated subjects with refractory solid tumors with no MTD reached PK Profile ✓ Linear PK at doses up to 3.0 mg/kg, and a greater than proportional increase in AUC was observed at 6.0 mg/kg suggesting potential receptor saturation ✓ Preliminary half-life (T½) is approximately 23 hours. Target Engagement ✓ Dose-dependent OX40 receptor engagement on CD4+OX40+ T cells ✓ OX40-dependent PD effects have been observed in subjects dosed on Schedule 1 (D1, D8, D15, then Q2W in 28d cycles) Efficacy ✓ Anti-tumor activity in CPI-experienced subject dosed on Schedule 1 • 1 confirmed iPR at 1.0 mg/kg • 12 iSD, including 5/12† with > 24-week duration • 1 unconfirmed iPR at 6 mg/kg (included in 12 iSD) SL-279252: Dose Escalation PD-L1 Inhibition Combined with OX40 Agonist 35 ➔ Dose escalation of SL-279252 continues at 12.0 mg/kg to fully characterize PK, PD, and anti-tumor activity Johnson et al., SITC, 2021 †Preliminary data reported in the abstract reported 6/12 iSD > 24-week duration, upon further analysis revised to 5/12 iSD > 24-week duration

36 Andrew Neill, M.B.A. Chief Financial Officer

SL-172154 Expansion Into Combination Studies

Deep Pipeline of Scientifically Validated and Novel Targets

PLATFORM	PROGRAM	DOMAINS: DOMAIN 1	DOMAINS: DOMAIN 2		INDICATIONS	COMBINATION(S)	STAGE OF DEVELOPMENT	ANTICIPATED MILESTONES / STATUS
CLINICAL-STAGE PIPELINE								
ARC	SL-172154	SIRPα	CD40L	Solid Tumors	Ovarian Cancer	Liposomal Doxorubicin	Discovery → Phase 1	Initiating Combo Trial 1H'22
ARC	SL-172154	SIRPα	CD40L	Solid Tumors	CSCC and HNSCC	TBD	Discovery → Phase 1	Initial Dose Escalation Data 1H'2022
ARC	SL-172154	SIRPα	CD40L	Hematology	AML and HR-MDS	Azacitidine +/- Venetoclax	Discovery → Phase 1	Initial Dose Escalation Data 2H'2022
ARC	SL-279252	PD-1	OX40L		Advanced Solid Tumors and Lymphoma	TBD	Discovery → Phase 1	Dose Escalation Data 2H'2022

Stage columns: DISCOVERY, PRECLINICAL, PHASE 1, PHASE 2, PHASE 3

SHATTUCK LABS

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38 Shattuck Labs Well Positioned for High Growth • Two-clinical stage, immunologically active product candidates • Evidence of CD40 and OX40-mediated immune activation • Well tolerated to-date, with no DLTs • Five clinical trials in 2022 • Indications in solid tumor and hematologic malignancies • Various combination strategies • Focus on rapid execution of our ongoing and planned clinical trials • Multiple data sets in combination • Advance additional ARC molecules into clinical development Validation of ARC Platform Expanding Clinical Development Multiple Shots on Goal ➔$290.2 million Cash and cash equivalents and short-term investments of as September 30, 2021

39 Taylor Schreiber, M.D., Ph.D. Chief Executive Officer

SL-172154 (SIRPα-Fc-CD40L) ✓ Highly potent and best-tolerated CD40 agonist to date ✓ High occupancy of both CD47 and CD40 achieved by 3 mg/kg ✓ Evidence for intra-tumoral immune activation ✓ Recommended Phase 2 dose not yet reached SL-279252 (PD1-Fc-Ox40L) ✓ Initial anti-tumor activity in CPI experienced melanoma ✓ OX40-dependent PD effects not previously reported for OX40 mAbs ✓ Evidence for intra-tumoral immune activation ✓ Recommended Phase 2 dose not yet reached ARC Platform Proof of Concept Key Clinical Observations 40

Clinical Data Support ARC Platform Thesis

TNF Activation Without Bell Shaped Dose Response



Agonist Activation†
(Generalized Model)
~50% receptor occupancy
~100% receptor occupancy
100
Effect (%)
50
Agonist Function
Concentration or Dose
SL-172154
(ARC Model)
~50% target occupancy
~100% target occupancy
100
Effect (%)
50
SL-172154
Agonist Function
Concentration or Dose

- ➔ CD40 mAbs encountered toxicity at doses that did not maximize CD40 biology
- ➔ mAbs have shown a "bell shaped" dose response curve
- ➔ ARCs have demonstrated dose-dependent activation of OX40 and CD40
- ➔ Clinical data suggest that ARCs may unleash the therapeutic potential of TNF receptors as agonistic targets in immuno-oncology

† Mayes et al. Nature 2018

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SHATTUCK LABS

ARC Platform Positioned for Expansion

Major Takeaways

ARC Platform Validation

1. **Discharging Safety Risk**
   No DLTs observed to date while approaching nearly full target occupancy

2. **On-Target biology**
   Unique pharmacodynamic profiles consistent with on-target immune activation

3. **Unlocking TNF Superfamily**
   Initial clinical data targeting CD40 and OX40 validates ARC-based targeting of other TNF receptors (4-1BB, LTβR, etc.)

Rapidly Expanding Clinical Development

1. **SL-172154**
   CD47 inhibitor in solid tumors expanding into hematologic malignancies and combinations

2. **SL-279252**
   Exploring safety, PK, PD and anti-tumor activity at higher dose levels

3. **Clinical Pipeline Expansion**
   Extending the ARC platform reach with additional product candidates

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SHATTUCK LABS

Q&A Attendees: Dr. Taylor Schreiber, CEO Dr. Lini Pandite, CMO Andrew Neill, CFO 43

Thank you Investor Relations Investorrelations@ShattuckLabs.com